                                                                    EXHIBIT 4(d)

================================================================================


                      AMENDED AND RESTATED TRUST AGREEMENT

                                      AMONG


                          POPULAR NORTH AMERICA, INC.,
                                  as Depositor

                                 POPULAR, INC.,
                                  as Guarantor


                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                               as Property Trustee

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                               as Delaware Trustee

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                              --------------------

                         Dated as of September __, 2004

                              --------------------

                      POPULAR NORTH AMERICA CAPITAL TRUST I



================================================================================

                      POPULAR NORTH AMERICA CAPITAL TRUST I

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                      Trust Agreement
Act Section                                                                             Section
---------------                                                                      ---------------
(ss.) 310      (a)(1)...........................................................     8.7
               (a)(2)...........................................................     8.7
               (a)(3)...........................................................     8.9
               (a)(4)...........................................................     2.7(a)(ii)
               (b)..............................................................     8.8
(ss.) 311      (a)..............................................................     8.13
               (b)..............................................................     8.13
(ss.) 312      (a)..............................................................     5.8
               (b)..............................................................     5.8
               (c)..............................................................     5.8
(ss.) 313      (a)..............................................................     8.15(a)
               (a)(4)...........................................................     8.15(b)
               (b)..............................................................     8.15(b)
               (c)..............................................................     10.8
               (d)..............................................................     8.15(c)
(ss.) 314      (a)..............................................................     8.16
               (b)..............................................................     Not Applicable
               (c)(1)...........................................................     8.17
               (c)(2)...........................................................     8.17
               (c)(3)...........................................................     Not Applicable
               (d)..............................................................     Not Applicable
               (e)..............................................................     1.1, 8.17
(ss.) 315      (a)..............................................................     8.1, 8.3
               (b)..............................................................     8.2, 10.8
               (c)..............................................................     8.1(c)
               (d)..............................................................     8.1, 8.3
               (e)..............................................................     Not Applicable
(ss.) 316      (a)..............................................................     Not Applicable
               (a)(1)(A)........................................................     Not Applicable
               (a)(1)(B)........................................................     Not Applicable
               (a)(2)...........................................................     Not Applicable
               (b)..............................................................     5.15
               (c)..............................................................     6.7
(ss.) 317      (a)(1)...........................................................     Not Applicable
               (a)(2)...........................................................     Not Applicable
               (b)..............................................................     5.10
(ss.) 318      (a)..............................................................     10.10



----------
Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS


                                    ARTICLE I

                                  DEFINED TERMS


Section 1.1       Definitions............................................................................2


                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

Section 2.1       Name..................................................................................11
Section 2.2       Office of the Delaware Trustee; Principal Place of Business...........................11
Section 2.3       Initial Contribution of Trust Property; Organizational Expenses.......................12
Section 2.4       Issuance of the Capital Securities....................................................12
Section 2.5       Issuance of the Common Securities; Subscription and Purchase of Debentures............12
Section 2.6       Continuation of Trust.................................................................12
Section 2.7       Authorization to Enter into Certain Transactions......................................13
Section 2.8       Assets of Trust.......................................................................16
Section 2.9       Title to Trust Property...............................................................16


                                   ARTICLE III

                                 PAYMENT ACCOUNT

Section 3.1       Payment Account.......................................................................17


                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

Section 4.1       Distributions.........................................................................17
Section 4.2       Redemption............................................................................18
Section 4.3       Subordination of Common Securities....................................................20
Section 4.4       Payment Procedures....................................................................21
Section 4.5       Tax Returns and Reports...............................................................21
Section 4.6       Payment of Taxes, Duties, Etc. of the Issuer Trust....................................22
Section 4.7       Payments under Indenture or Pursuant to Direct Actions................................22

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

Section 5.1       Initial Ownership.....................................................................22
Section 5.2       The Trust Securities Certificates.....................................................22
Section 5.3       Execution and Delivery of Trust Securities Certificates...............................23
Section 5.4       Book-Entry Capital Securities.........................................................23
Section 5.5       Registration of Transfer and Exchange of Capital Securities Certificates..............25
Section 5.6       Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates....................27
Section 5.7       Persons Deemed Holders................................................................27
Section 5.8       Access to List of Holders' Names and Addresses........................................27
Section 5.9       Maintenance of Office or Agency.......................................................28
Section 5.10      Appointment of Paying Agent...........................................................28
Section 5.11      Ownership of Common Securities by Depositor...........................................28
Section 5.12      Notices to Clearing Agency............................................................29
Section 5.13      Rights of Holders; Waivers of Past Defaults...........................................29


                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

Section 6.1       Limitations on Voting Rights..........................................................32
Section 6.2       Notice of Meetings....................................................................33
Section 6.3       Meetings of Holders of the Capital Securities.........................................33
Section 6.4       Voting Rights.........................................................................33
Section 6.5       Proxies, etc..........................................................................33
Section 6.6       Holder Action by Written Consent......................................................34
Section 6.7       Record Date for Voting and Other Purposes.............................................34
Section 6.8       Acts of Holders.......................................................................34
Section 6.9       Inspection of Records.................................................................35


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

Section 7.1       Representations and Warranties of the Property Trustee and the Delaware Trustee.......35
Section 7.2       Representations and Warranties of Depositor...........................................37

                                  ARTICLE VIII

                               THE ISSUER TRUSTEES

Section 8.1       Certain Duties and Responsibilities...................................................37
Section 8.2       Certain Notices.......................................................................40
Section 8.3       Certain Rights of Property Trustee....................................................40
Section 8.4       Not Responsible for Recitals or Issuance of Securities................................42
Section 8.5       May Hold Securities...................................................................42
Section 8.6       Compensation; Indemnity; Fees.........................................................42
Section 8.7       Corporate Property Trustee Required; Eligibility of Issuer Trustees...................43
Section 8.8       Conflicting Interests.................................................................44
Section 8.9       Co-Trustees and Separate Trustee......................................................44
Section 8.10      Resignation and Removal; Appointment of Successor.....................................45
Section 8.11      Acceptance of Appointment by Successor................................................47
Section 8.12      Merger, Conversion, Consolidation or Succession to Business...........................48
Section 8.13      Preferential Collection of Claims Against Depositor or Issuer Trust...................48
Section 8.14      Property Trustee May File Proofs of Claim.............................................48
Section 8.15      Reports by Property Trustee...........................................................49
Section 8.16      Reports to the Property Trustee.......................................................50
Section 8.17      Evidence of Compliance with Conditions Precedent......................................50
Section 8.18      Number of Issuer Trustees.............................................................50
Section 8.19      Delegation of Power...................................................................50
Section 8.20      Appointment of Administrative Trustees................................................51
Section 8.21      Outside Business......................................................................51


                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

Section 9.1       Termination Upon Expiration Date......................................................52
Section 9.2       Early Termination.....................................................................52
Section 9.3       Termination...........................................................................52
Section 9.4       Liquidation...........................................................................53
Section 9.5       Mergers, Consolidations, Amalgamations or Replacements of Issuer Trust................54


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.1      Limitation of Rights of Holders.......................................................55

Section 10.2      Amendment.............................................................................56
Section 10.3      Separability..........................................................................57
Section 10.4      Governing Law.........................................................................57
Section 10.5      Payments Due on Non-Business Day......................................................57
Section 10.6      Successors............................................................................57
Section 10.7      Headings..............................................................................58
Section 10.8      Reports, Notices and Demands..........................................................58
Section 10.9      Agreement Not to Petition.............................................................58
Section 10.10     Trust Indenture Act; Conflict with Trust Indenture Act................................59
Section 10.11     Acceptance of Terms of Trust Agreement, Guarantee Agreement and Indenture.............59

Exhibit A         Certificate of Trust
Exhibit B         Form of Letter of Representations
Exhibit C         Form of Common Securities Certificate
Exhibit D         Form of Expense Agreement
Exhibit E         Form of Capital Securities Certificate

         AMENDED AND RESTATED TRUST AGREEMENT, dated as of _____, 2004, among
(i) Popular North America, Inc., a Delaware corporation (including any permitted successors or assigns under the Indenture (as hereinafter defined), the "Depositor"), (ii) Popular, Inc., a Puerto Rico corporation (including any permitted successors or assigns under the Indenture, the "Guarantor"), (iii) J.P. Morgan Trust Company, National Association, a national banking association, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity as JPMorgan Chase Bank and not in its capacity as Property Trustee, the "Bank"), (iv) Chase Manhattan Bank USA, National Association, a national banking association, as Delaware trustee (in such capacity, the "Delaware Trustee"), (v) Jorge A. Junquera, an individual, and Richard Barrios, an individual, each of whose address is c/o Popular North America, Inc., 209 Munoz Rivera Avenue, San Juan, Puerto Rico 00918 (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees being referred to collectively as the "Issuer Trustees"), and (vi) the several Holders, as hereinafter defined.

                                   WITNESSETH

         WHEREAS, the Depositor, the Guarantor, the Delaware Trustee and the Administrative Trustees have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into the Trust Agreement, dated as of September 8, 2004 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on September 8, 2004, attached as Exhibit A; and

         WHEREAS, the Depositor, the Guarantor, the Delaware Trustee and the Administrative Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Issuer Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Issuer Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Issuer Trust from the Depositor of all of the right, title and interest in the Debentures and (iv) the appointment of the Issuer Trustees;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I

                                  DEFINED TERMS

         SECTION 1.1 Definitions.

                  For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

                  (d) All accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles;

                  (e) Unless the context otherwise requires, any reference to an "Article", a "Section" or an "Exhibit" refers to an Article, a Section or an Exhibit, as the case may be, of or to this Trust Agreement; and

                  (f) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" has the meaning specified in Section 6.8.

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

                  "Additional Sums" has the meaning specified in Section 10.6 of the Indenture.

                  "Administrative Trustee" means each of the Persons appointed in accordance with Section 8.20 solely in such Person's capacity as Administrative Trustee of the Issuer Trust heretofore formed and continued hereunder and not in such Person's individual capacity, or any successor Administrative Trustee appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such

Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security or beneficial interest therein, the rules and procedures of the Clearing Agency for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Bank" has the meaning specified in the preamble to this Trust Agreement.

                  "Bankruptcy Event" means, with respect to any Person:

                           (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (b) the institution by such Person of voluntary proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt.

                  "Bankruptcy Laws" means any bankruptcy, insolvency, reorganization or other similar law, including Title 11 of the United States Code.

                  "Board of Directors" means the board of directors of the Depositor or the Executive Committee of the board of directors of the Depositor (or any other committee of the board of directors of the Depositor performing similar functions) or a committee designated by the board of directors of the Depositor (or any such committee), comprised of two or more members of the board of directors of the Depositor or officers of the Depositor, or both.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated and to be in full force and effect on the date of such certification, and delivered to the Issuer Trustees.

                  "Book-Entry Capital Securities Certificate" means a Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

                  "Book-Entry Capital Security" means a Capital Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

                  "Business Day" means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York, San Juan, Puerto Rico or Wilmington, Delaware are authorized or required by law, regulation or executive order to remain closed or are customarily closed.

                  "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit E.

                  "Capital Security" means a preferred undivided beneficial interest in assets of the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution to the extent provided herein.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. DTC will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the Closing Time specified in the Purchase Agreement, which date is also the date of execution and delivery of this Trust Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                  "Common Security" means a common undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution to the extent provided herein.

                  "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located in Chicago, Illinois, and (ii) when used with respect to the Debenture Trustee, the principal office of the Debenture Trustee located in Chicago, Illinois.

                  "Debenture Default" means any "Debenture Default" specified in
Section 5.2 of the Indenture.

                  "Debenture Event of Default" means any "Debenture Event of Default" specified in Section 5.1 of the Indenture.

                  "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption of such Debentures under the Indenture.

                  "Debenture Tax Event" means a "Tax Event" as defined in the Indenture.

                  "Debenture Trustee" means the Person identified as the "Trustee" in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor Trustee appointed as provided in the Indenture.

                  "Debentures" means the Depositor's _____% Junior Subordinated Debentures, issued pursuant to the Indenture.

                  "Definitive Capital Securities Certificates" means either or both (as the context requires) of (i) Capital Securities Certificates issued as Book-Entry Capital Securities Certificates as provided in Section 5.2 or 5.4, and (ii) Capital Securities Certificates issued in certificated, fully registered form as provided in Section 5.2, 5.4 or 5.5.

                  "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement, solely in its capacity as Delaware Trustee of the trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble to this Trust Agreement.

                  "Distribution Date" has the meaning specified in Section 4.1(a)(i).

                  "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1, and includes any and all Additional Amounts and Additional Sums.

                  "DTC" means The Depository Trust Company.

                  "Early Termination Event" has the meaning specified in Section 9.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

                  "Expense Agreement" means the Agreement as to Expenses and Liabilities, dated as of the Closing Date, between the Depositor, in its capacity as holder of the Common Securities, the Guarantor and the Issuer Trust, substantially in the form attached as Exhibit D, as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 9.1.

                  "Guarantee Agreement" means the Guarantee Agreement executed and delivered by the Depositor, the Guarantor and J.P. Morgan Trust Company, National Association, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Capital Securities, as amended from time to time.

                  "Guarantor" has the meaning specified in the preamble to this Trust Agreement.

                  "Holder" means a Person in whose name a Trust Security or Trust Securities is or are registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

                  "Indenture" means the Junior Subordinated Indenture, dated as of the Closing Date, among the Depositor, the Guarantor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

                  "Investment Company Act" means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

                  "Issuer Trust" means the Delaware statutory trust known as "Popular North America Capital Trust I" which was formed on September __, 2004 under the Delaware Statutory Trust Act pursuant to the Original Trust Agreement and the filing of the Certificate of Trust, and continued pursuant to this Trust Agreement.

                  "Issuer Trustees" has the meaning specified in the preamble to this Trust Agreement.

                  "Letter of Representations" means the agreement among the Issuer Trust, the Property Trustee and DTC, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (a) with respect to a redemption of any Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures that are contemporaneously maturing or being redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Issuer Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

                  "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

                  "Liquidation Date" means the date of the dissolution, winding-up or termination of the Issuer Trust pursuant to Section 9.4.

                  "Liquidation Distribution" has the meaning specified in
Section 9.4(d).

                  "Majority in Liquidation Amount of the Capital Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Capital Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Capital Securities or Common Securities, as the case may be.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Issuer Trustees. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                           (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

                           (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

                           (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Depositor or any Affiliate of the Depositor.

                  "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding", when used in reference to any Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                           (a) Trust Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation;

                           (b) Trust Securities for whose payment money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent in trust for the Holders of such Trust Securities; and

                           (c) Trust Securities in substitution for or in lieu of which other Trust Securities have been authenticated and delivered or that have been paid pursuant to Section 3.7 of the Indenture, unless proof satisfactory to the Property Trustee is presented that any such Trust Securities are held by Holders in whose hands such Trust Securities are valid, binding and legal obligations of the Depositor;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor or any other obligor upon the Trust Securities or any Affiliate of the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether any Issuer Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Issuer Trustee knows to be so owned shall be so disregarded. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any other obligor upon the Trust Securities or any Affiliate of the Depositor or such other obligor. Upon the written request of the Property Trustee, the Depositor shall furnish to the Property Trustee promptly an Officers' Certificate listing and identifying all Capital Securities, if any, known by the Depositor to be owned or held by or for the account of the Depositor, or any other obligor on the Capital Securities or any Affiliate of the Depositor or such obligor, and subject to the provisions of
Section 6.1 of the Indenture, the Property Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Capital Securities not listed therein are Outstanding for the purpose of any such determination.

                  "Owner" means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is reflected in such records as the beneficial owner but is not the actual beneficial owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Bank.

                  "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Holders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of _____, 2004, among the Issuer Trust, the Depositor and the Underwriters, as named therein, as the same may be amended from time to time.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption or maturity of a Like Amount of Debentures.

                  "Relevant Trustee" has the meaning specified in Section 8.10.

                  "Responsible Officer", when used with respect to the Property Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities Act" means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.5.

                  "Successor Securities" has the meaning specified in Section
9.5.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trust Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (a)      the occurrence of a Debenture Default; or

                           (b) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable and continuation of such default for a period of 30 days; or

                           (c) default by the Issuer Trust in the payment of the Liquidation Amount of any Trust Security when it becomes due and payable; or

                           (d) default by the Issuer Trust in the payment of the Liquidation Distribution or Distribution of Issuer Trust property when the same becomes due and payable; or

                           (e) default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in this Trust Agreement (other than those specified in clause
         (b) or (c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the defaulting Issuer Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (f) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement.

                  "Trust Security" means any one of the Common Securities or the Capital Securities, as the case may be.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates, as the case may be.

                  "Vice President," when used with respect to the Depositor, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

         SECTION 2.1       Name.

                  The trust continued hereby shall be known as "Popular North America Capital Trust I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Issuer Trustees, in which name the Issuer Trustees may conduct the business of the Issuer Trust, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

         SECTION 2.2       Office of the Delaware Trustee; Principal Place of
Business.

                  The address of the Delaware Trustee in the State of Delaware is 500 Stanton Christiana Road, 3rd Floor/OPS4 Newark, New Castle County, Delaware 19713, Attention: [John Cashin], or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Depositor, the Property Trustee and the Administrative Trustees. The principal executive office of the Issuer Trust is c/o Popular North America, Inc., 209 Munoz Rivera Avenue, San Juan, Puerto Rico 00918, Attention:
Secretary.

         SECTION 2.3 Initial Contribution of Trust Property; Organizational Expenses.

                  The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Issuer Trust in accordance with the Expense Agreement. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.4       Issuance of the Capital Securities.

                  On _____, 2004, the Depositor, both on its own behalf and on behalf of the Issuer Trust pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Issuer Trust, shall manually execute in accordance with Sections 5.2, 5.3 and 8.9(a) and the Property Trustee shall deliver to the Underwriters, Capital Securities Certificates, registered in the names requested by the Underwriters, evidencing an aggregate of 250,000 Capital Securities having an aggregate Liquidation Amount of $250,000,000, against receipt of the aggregate purchase price of such Capital Securities of $250,000,000 by the Property Trustee.

         SECTION 2.5 Issuance of the Common Securities; Subscription and Purchase of Debentures.

                  Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Issuer Trust, shall execute in accordance with Sections 5.2, 5.3 and 8.9(a) and the Property Trustee shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of 7,732 Common Securities having an aggregate Liquidation Amount of $7,732,000, against receipt of the aggregate purchase price of such Common Securities of $7,732,000 by the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Issuer Trust, shall subscribe for and purchase from the Depositor the Debentures, registered in the name of the Property Trustee on behalf of the Issuer Trust and having an aggregate principal amount equal to $257,732,000, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Depositor the sum of $257,732,000 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4, and (ii) the first sentence of this Section 2.5).

         SECTION 2.6       Continuation of Trust.

                  The exclusive purposes and functions of the Issuer Trust are
(a) to issue and sell Trust Securities, (b) to use the proceeds from such sale to acquire an equivalent principal amount of the Debentures, and (c) to engage in those activities convenient, necessary or incidental thereto. The Depositor hereby reaffirms the appointment of the Property Trustee and the Delaware Trustee and appoints or reaffirms the appointment of, as the case may be, the Administrative Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the respective Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Issuer Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee, the Administrative Trustees or of the Issuer Trustees generally (except as may be required under the Delaware Statutory Trust Act) set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

         SECTION 2.7       Authorization to Enter into Certain Transactions.

                  (a) The Issuer Trustees shall conduct the affairs of the Issuer Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Issuer Trustees shall have the authority to enter into all transactions and agreements determined by the Issuer Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees, as the case may be, under this Trust Agreement, and to perform all acts in furtherance thereof, including, without limitation, the following:

                           (i)      As among the Issuer Trustees, each
         Administrative Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

                                    (A) the issuance and sale of the Trust
                           Securities;

                                    (B) causing the Issuer Trust to enter into,
                           and to execute, deliver and perform, the Expense Agreement and the Letter of Representations and such other agreements as may be necessary or desirable in connection with the purposes and function of the Issuer Trust;

                                    (C) assisting in the registration of the
                           Capital Securities under the Act and other applicable securities or blue sky laws and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                                    (D) assisting in the sending of notices
                           (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                                    (E) the consent to the appointment of a
                           Paying Agent, Authenticating Agent (as defined in the Indenture) and Securities

                           Registrar in accordance with this Trust Agreement (which consent shall not be unreasonably withheld);

                                    (F) the execution of the Trust Securities on
                           behalf of the Issuer Trust in accordance with this Trust Agreement;

                                    (G) the execution and delivery of closing
                           certificates, if any, pursuant to the Purchase Agreement and application for a taxpayer identification number for the Issuer Trust;

                                    (H) unless otherwise determined by the
                           Property Trustee or Holders of a Majority in Liquidation Amount of the Capital Securities or as otherwise required by the Delaware Statutory Trust Act or the Trust Indenture Act, executing on behalf of the Issuer Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                                    (I) the taking of any action incidental to
                           the foregoing as the Issuer Trustees may from time to time determine to be necessary or advisable to give effect to the terms of this Trust Agreement.

                           (ii) As among the Issuer Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Issuer Trust with respect to the following matters:

                                    (A) the establishment of the Payment
                           Account;

                                    (B) the receipt of the Debentures;

                                    (C) the collection of interest, principal
                           and any other payments made in respect of the Debentures and the holding of such amounts in the Payment Account;

                                    (D) the distribution through the Paying
                           Agent of amounts distributable to the Holders in respect of the Trust Securities;

                                    (E) the exercise of all of the rights,
                           powers and privileges of a holder of the Debentures;

                                    (F) the sending of notices of default and
                           other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                                    (G) the distribution of the Trust Property
                           in accordance with the terms of this Trust Agreement;

                                    (H) to the extent provided in this Trust
                           Agreement, the winding up of the affairs of and liquidation of the Issuer Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (I) performing the duties of the Property
                           Trustee set forth in this Trust Agreement; and

                                    (J) after a Trust Event of Default (other
                           than under paragraph (b), (c), (d) or (e) of the definition of such term if such Trust Event of Default is by or with respect to the Property Trustee), the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

                  (b) So long as this Trust Agreement remains in effect, the Issuer Trust (or the Issuer Trustees acting on behalf of the Issuer Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Issuer Trustees (acting on behalf of the Issuer Trust) shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Issuer Trust to become taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes or to be required to be registered as an "investment company" under the Investment Company Act, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

                  (c) In connection with the issue and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                           (i) the preparation and filing by the Issuer Trust with the Commission and the execution on behalf of the Issuer Trust of a registration statement on the appropriate form in relation to the Capital Securities, including any amendments thereto and the taking of any action necessary or desirable to sell the Capital Securities in a transaction or a series of transactions pursuant thereto;

                           (ii) the determination of the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the taking of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and advice to the Issuer Trust of actions that must be taken by or on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Depositor deems necessary or advisable in order to comply with the applicable securities laws of any such jurisdictions in connection with the sale of the Capital Securities;

                           (iii) if necessary, the preparation for filing by the Issuer Trust with the Commission and the execution on behalf of the Issuer Trust of a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

                           (iv) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities; and

                           (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Issuer Trustees are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, each Administrative Trustee, the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that such Administrative Trustee, the Property Trustee or such Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Capital Securities. In no event shall the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this Section that results from a change in law or regulation or in the interpretation thereof.

         SECTION 2.8       Assets of Trust.

                  The assets of the Issuer Trust shall consist of the Trust Property.

         SECTION 2.9       Title to Trust Property.

                  Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Issuer Trust and the Holders in accordance with this Trust Agreement.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

         Section 3.1       Payment Account.

                  (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

         SECTION 4.1       Distributions.

                  (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Debentures. Accordingly:

                           (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from _____, 2004, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable semi-annually in arrears on _____ and _____ of each year, commencing on _____, 2005. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date on which such payment was originally payable (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                           (ii) The Trust Securities shall be entitled to Distributions payable at a rate of ___% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in that period. The amount of Distributions payable for any full Distribution period shall be computed by dividing the Distribution rate of ___% per annum by two. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

                           (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                  (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the fifteenth day (whether or not a Business Day) next preceding the relevant Distribution Date.

         SECTION 4.2       Redemption.

                  (a) On each Debenture Redemption Date and on the stated maturity of the Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                  (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                           (i)      the Redemption Date;

                           (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, an estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

                           (iii) the CUSIP number or CUSIP numbers of the Capital Securities affected (if applicable);

                           (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

                           (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

                           (vi)     the place or places where the Trust
                  Securities are to be surrendered for the payment of the Redemption Price.

                  The Issuer Trust in issuing the Trust Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

                  (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption or maturity of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

                  (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Book-Entry Capital Securities, irrevocably deposit with the Clearing Agency for such Book-Entry Capital Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities. With respect to Capital Securities that are not Book-Entry Capital Securities, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on any Distribution Date or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record date for such Distribution Date. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will terminate, except the right of such Holders to receive the Redemption Price for such Trust Securities, but without any interest or other payment for delay in receiving the Redemption Price, and such Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Depositor or the Guarantor pursuant to the Indenture or the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

                  (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Capital Securities based upon the relative Liquidation Amounts of the Trust Securities. The particular Capital Securities to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee, using any method deemed by the Property Trustee to be fair and appropriate, from the Outstanding Capital Securities not previously called for redemption, provided that so long as the Capital Securities are in book-entry-only form, such selection shall be made in accordance with the customary procedures of the Clearing Agency for the Capital Securities. The Property Trustee shall promptly notify the Securities Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Capital Securities that has been or is to be redeemed.

         SECTION 4.3       Subordination of Common Securities.

                  (a) Payment of Distributions (including any Additional Amounts) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, pro rata among the Common Securities and the Capital Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date, Redemption Date or Liquidation Date any Trust Event of Default resulting from a Debenture Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of (i) all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, (ii) in the case of redemption of Trust Securities, the full amount of the Redemption Price on all Outstanding Capital Securities then subject to redemption, or (iii) in the case of any dissolution, liquidation or other termination of the Issuer Trust, the full amount of such Liquidation Distribution on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts) on, or the Redemption Price of, or Liquidation Distribution in respect of, the Capital Securities then due and payable.

                  (b) In the case of the occurrence of any Trust Event of Default resulting from any Debenture Default, the Holders of the Common Securities shall have no right to act with respect to any such Trust Event of Default under this Trust Agreement until the effect of all such Trust Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Trust Events of Default under this Trust Agreement with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holders of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

         SECTION 4.4       Payment Procedures.

                  Payments of Distributions (including any Additional Amounts) on a Distribution Date other than a Redemption Date in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds; provided, however, that a Holder of $1 million or more in Liquidation Amount of Capital Securities may receive Distributions, other than Distributions payable on a Redemption Date, by wire transfer of immediately available funds upon written request to the Issuer Trust not later than 15 calendar days prior to the Distribution Date. All payments in respect of the Capital Securities on a Redemption Date shall be made in immediately available funds against presentation and surrender of such Capital Securities. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holders of the Common Securities.

         SECTION 4.5       Tax Returns and Reports.

                  The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrative Trustees shall
(a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust, and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

         SECTION 4.6       Payment of Taxes, Duties, Etc. of the Issuer Trust.

                  Upon receipt under the Debentures of Additional Sums, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (including withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority, which were included in such Additional Sums.

         SECTION 4.7       Payments under Indenture or Pursuant to Direct
Actions.

                  Any amount payable hereunder to any Holder of Capital Securities (or any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.9 of the Indenture or Section 5.13(c) of this Trust Agreement.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

         SECTION 5.1       Initial Ownership.

                  Upon the formation of the Issuer Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Issuer Trust.

         SECTION 5.2       The Trust Securities Certificates.

                  (a) The Capital Securities Certificates shall be issued in minimum denominations of $1,000 Liquidation Amount and integral multiples thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Issuer Trust by manual signature or facsimile of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures or facsimiles of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

                  (b) Upon their original issuance, Capital Securities Certificates shall be issued in the form of one or more Book-Entry Capital Securities Certificates registered in the name of DTC, as Clearing Agency, or its nominee and deposited with DTC or a custodian for DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

                  (c) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         SECTION 5.3       Execution and Delivery of Trust Securities
Certificates.

                  On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Issuer Trust and delivered to or upon the written order of the Depositor, executed by one authorized officer thereof, without further corporate action by the Depositor, in authorized denominations.

         SECTION 5.4       Book-Entry Capital Securities.

                  (a) Each Book-Entry Capital Securities Certificate issued under this Agreement shall be registered in the name of the Clearing Agency or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Book-Entry Capital Securities Certificate shall constitute a single Capital Securities Certificate for all purposes of this Agreement.

                  (b) Notwithstanding any other provision in this Trust Agreement, no Book-Entry Capital Securities Certificate may be exchanged in whole or in part for Capital Securities Certificates registered, and no transfer of a Book-Entry Capital Securities Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Book-Entry Capital Securities Certificates or a nominee thereof unless (i) the Clearing Agency advises the Issuer Trust in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Capital Securities Certificates, and a qualified successor shall not have been appointed, or the Clearing Agency ceases to be a clearing agency registered under the Exchange Act within 90 calendar days at a time when it is required to be so registered to act as such clearing agent, (ii) the Issuer Trust at its option determines that a Book Entry Capital Securities Certificate shall be so exchangeable, or (iii) a Trust Event of Default has occurred and is continuing. Upon the occurrence of any event specified in clause
(i), (ii) or (iii) above, the Property Trustee shall notify the Clearing Agency and instruct the Clearing Agency to notify all Owners of Book-Entry Capital Securities, the Delaware Trustee and the Administrative Trustees of the occurrence of such event and of the availability of the Definitive Capital Securities Certificates to Owners of such Book-Entry Capital Securities, requesting the same.

                  (c) If any Book-Entry Capital Securities Certificate is to be exchanged for other Capital Securities Certificates or cancelled in part, or if any other Capital Securities Certificate is to be exchanged in whole or in part for Book-Entry Capital Securities represented by a Book-Entry Capital Securities Certificate, then either (i) such Book-Entry Capital Securities Certificate shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount represented by such Book-Entry Capital Securities Certificate shall be reduced, subject to Section 5.2, or increased by an amount equal to the Liquidation Amount represented by that portion of the Book-Entry Capital Securities Certificate to be so exchanged or cancelled, or equal to the Liquidation Amount represented by such other Capital Securities Certificates to be so exchanged for Book-Entry Capital Securities represented thereby, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon surrender to the Administrative Trustees or the Securities Registrar of the Book-Entry Capital Securities Certificate or Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Capital Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor any Issuer Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Issuer Trustees shall recognize the Holders of the Definitive Capital Securities Certificates as Holders. The Definitive Capital Securities Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

                  (d) Every Capital Securities Certificate executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Book-Entry Capital Securities Certificate or any portion thereof, whether pursuant to this Article V or Article IV or otherwise, shall be executed and delivered in the form of, and shall be, a Book-Entry Capital Securities Certificate, unless such Capital Securities Certificate is registered in the name of a Person other than the Clearing Agency for such Book-Entry Capital Securities Certificate or a nominee thereof.

                  (e) The Clearing Agency or its nominee, as registered owner of a Book-Entry Capital Securities Certificate, shall be the Holder of such Book-Entry Capital Securities Certificate for all purposes under this Agreement and the Book-Entry Capital Securities Certificate, and Owners with respect to a Book-Entry Capital Securities Certificate shall hold such interests pursuant to the Applicable Procedures. The Securities Registrar and the Issuer Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Capital Securities Certificates (including the payment of the Redemption Price of and Distributions on the Book-Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Capital Securities represented thereby) as the sole Holder of the Book-Entry

Capital Securities represented thereby and shall have no obligations to the Owners thereof. Solely for the purpose of determining whether the Holders of the requisite Liquidation Amount of Capital Securities have voted on any matter provided for in this Trust Agreement, so long as Definitive Capital Securities Certificates have not been issued, the Issuer Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Issuer Trustees by the Clearing Agency setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons in whole or in part. Neither the Securities Registrar nor any Issuer Trustee shall have any liability in respect of any transfers effected by the Clearing Agency.

                  The rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law, the Applicable Procedures and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Letter of Representations, unless and until Definitive Capital Securities Certificates are issued pursuant to Section 5.4(b), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Capital Securities to such Clearing Agency Participants, and none of the Depositor, the Guarantor or the Issuer Trustees shall have any responsibility or obligation with respect thereto.

         SECTION 5.5 Registration of Transfer and Exchange of Capital Securities Certificates.

                  (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.9, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Trust Securities Certificates (the "Securities Register") in which the registrar and transfer agent with respect to the Trust Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates as herein provided. The Person acting as the Property Trustee shall at all times also be the Securities Registrar.

                  Upon surrender for registration of transfer of any Capital Securities Certificate at the office or agency maintained pursuant to Section 5.9, the Administrative Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees.

                  The Securities Registrar shall not be required (i) to issue, register the transfer of or exchange any Capital Security during a period beginning at the opening of business 15 calendar days before the first mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

                  Every Capital Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form reasonably satisfactory to an Administrative Trustee and the Securities Registrar duly executed by the Holder or its attorney duly authorized in writing. Each Capital Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Property Trustee in accordance with its customary practice.

                  No service charge shall be made for any registration of transfer or exchange of Capital Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities Certificates.

                  (b) Notwithstanding any other provision of this Agreement, transfers and exchanges of Capital Securities Certificates and beneficial interests in a Book-Entry Capital Securities Certificate of the kinds specified in this Section 5.5(b) shall be made only in accordance with this
Section 5.5(b).

                           (i)      Non-Book-Entry Capital Securities
                  Certificate to Book-Entry Capital Securities Certificate. If the Holder of a Capital Securities Certificate (other than a Book-Entry Capital Securities Certificate) wishes at any time to transfer all or any portion of such Capital Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Book-Entry Capital Securities Certificate, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Capital Securities Certificate as provided in Section 5.5(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Book-Entry Capital Securities Certificate of a specified Liquidation Amount of Capital Securities not greater than the Liquidation Amount of Capital Securities represented by such Capital Securities Certificate be credited to a specified Clearing Agency Participant's account, then the Securities Registrar shall cancel such Capital Securities Certificate (and issue a new Capital Securities Certificate in respect of any untransferred portion thereof) as provided in Section 5.5(a) and increase the aggregate Liquidation Amount of the Book-Entry Capital Securities Certificate by the Liquidation Amount represented by such Capital Securities so transferred as provided in
                  Section 5.4(c).

                           (ii)     Non-Book-Entry Capital Securities
                  Certificate to Non-Book-Entry Capital Securities Certificate. A Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate as provided in Section 5.5(a).

                           (iii) Exchanges between Book-Entry Capital Securities Certificate and Non-Book-Entry Capital Securities Certificate. A beneficial interest in a Book-Entry Capital Securities Certificate may be exchanged for a Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate as provided in Section 5.4.

         SECTION 5.6 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

                  If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its reasonable satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.6, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.7       Persons Deemed Holders.

                  The Issuer Trustees and the Securities Registrar shall each treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner and Holder of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Securities Registrar nor any Issuer Trustee shall be bound by any notice to the contrary.

         SECTION 5.8       Access to List of Holders' Names and Addresses.

                  Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee, the Delaware Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.9       Maintenance of Office or Agency.

                  The Property Trustee shall designate, with the consent of the Administrative Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate J.P. Morgan Trust Company, National Association, 227 W. Monroe, Suite 2600, Chicago, Illinois 60606, Attention: George Reaves, as its office and agency for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrative Trustees and to the Holders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.10      Appointment of Paying Agent.

                  The Paying Agent shall make payments of Distributions, the Redemption Price and the Liquidation Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be the Bank. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee. If the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.11      Ownership of Common Securities by Depositor.

                  On the Closing Date, the Depositor shall acquire, and thereafter shall retain, beneficial and record ownership of the Common Securities. To the fullest extent permitted by applicable law, the Depositor may not transfer the Common Securities except (i) in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 8.1 of the Indenture, or (ii) to an Affiliate of the Depositor in compliance with applicable law (including the Securities Act and other applicable securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the proceeding sentence shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating substantially "TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT AND ONLY IN CONNECTION WITH A SIMULTANEOUS DELEGATION AND ASSIGNMENT OF THE EXPENSE AGREEMENT REFERRED TO THEREIN."

         SECTION 5.12      Notices to Clearing Agency.

                  To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as Capital Securities are represented by a Book-Entry Capital Securities Certificate, the Issuer Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

         SECTION 5.13      Rights of Holders; Waivers of Past Defaults.

                  (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with
Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor will be fully paid and, to the fullest extent permitted by applicable law, nonassessable by the Issuer Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (b) For so long as any Capital Securities remain Outstanding, if a Debenture Event of Default under Section 5.1(1) occurs and continues and the Debenture Trustee or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Debenture Trustee. If a Debenture Event of Default under Sections 5.1(2) or 5.1(3) of the Indenture occurs and continues, the entire principal of and all accrued but unpaid interest on the Debentures will be due and payable immediately without further action in accordance with Section 5.3 of the Indenture.

                  At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Property Trustee fails to annul any such declaration, the Holders of a Majority in Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Depositor, the Guarantor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Depositor or the Guarantor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                                    (A) all overdue installments of interest on
                           all of the Debentures,

                                    (B) all Additional Sums and any accrued
                           Additional Interest on all of the Debentures,

                                    (C) the principal of (and premium, if any,
                           on) any Debentures that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Debentures, and

                                    (D) all sums paid or advanced by the
                           Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

                           (ii) all Trust Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section
                  5.14 of the Indenture.

                  The Holders of a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a payment default (unless such default has been cured and a sum sufficient to pay the entire payment due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

                  (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Default specified in Sections 5.2(1) or 5.2(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor or the Guarantor, pursuant to Section 5.9 of the Indenture, for enforcement of payment to such Holder of any amounts payable in respect of Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in
Section 5.13(b) and this Section 5.13(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures. In addition, a Holder may institute a legal proceeding directly against the Depositor or the Guarantor under the Guarantee Agreement to enforce its rights under the Guarantee Agreement without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee Agreement), the Issuer Trust, any Issuer Trustee or any Person or entity.

                  (d)      Except as otherwise provided in clauses (a), (b) and
(c) of this Section 5.13, the Holders of a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Trust Event of Default and its consequences. Upon such waiver, any such default or Trust Event of Default shall cease to exist, and any default or Trust Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Trust Event of Default or impair any right consequent thereon.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

         SECTION 6.1       Limitations on Voting Rights.

                  (a) Except as expressly provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

                  (b) So long as any Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that may be waived under Section 5.14 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of the Capital Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities, except by a subsequent vote of the Holders of the Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Issuer Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes or to be required to be registered as an "investment company" under the Investment Company Act.

                  (c) If any proposed amendment to the Trust Agreement provides for, or the Issuer Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Capital Securities. Notwithstanding any other provision of this Trust

Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Issuer Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes or to be required to be registered as an "investment company" under the Investment Company Act.

         SECTION 6.2       Notice of Meetings.

                  Notice of all meetings of the Holders of the Capital Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Holder of Capital Securities, at such Holder's registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.3       Meetings of Holders of the Capital Securities.

                  No annual meeting of Holders is required to be held. The Administrative Trustees, however, shall call a meeting of the Holders of the Capital Securities to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of the Capital Securities to vote on any matters as to which such Holders are entitled to vote.

                  The Holders of a Majority in Liquidation Amount of the Capital Securities, present in person or by proxy, shall constitute a quorum at any meeting of the Holders of the Capital Securities.

                  If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding Capital Securities representing a Majority in Liquidation Amount of the Capital Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of the Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

         SECTION 6.4       Voting Rights.

                  Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

         SECTION 6.5       Proxies, etc.

                  At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Issuer Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.6       Holder Action by Written Consent.

                  Any action that may be taken by Holders at a meeting may be taken without a meeting if Holders holding a Majority in Liquidation Amount of all Capital Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing.

         SECTION 6.7       Record Date for Voting and Other Purposes.

                  For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

         SECTION 6.8       Acts of Holders.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments is or are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Issuer Trustee receiving the same deems sufficient and in accordance with such reasonable rules as such Issuer Trustee may determine.

                  The ownership of Trust Securities shall be proved by the Securities Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Issuer Trustees or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  If any dispute shall arise among the Holders or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other action of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         SECTION 6.9       Inspection of Records.

                  Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         SECTION 7.1 Representations and Warranties of the Property Trustee and the Delaware Trustee.

                  The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

                  (a) the Property Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States;

                  (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (c) the Delaware Trustee is a national banking association with its principal place of business in the State of Delaware;

                  (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

                  (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as the case may be) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the United States or the State of Delaware governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as appropriate in context; and

                  (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Issuer Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Issuer Trustees under this Trust Agreement.

         SECTION 7.2       Representations and Warranties of Depositor.

                  The Depositor hereby represents and warrants for the benefit of the Holders that:

                  (a) the Trust Securities Certificates issued at the Closing Date on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Issuer Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

                  (b) there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                               THE ISSUER TRUSTEES

         SECTION 8.1       Certain Duties and Responsibilities.

                  (a) The duties and responsibilities of the Issuer Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, subject to Section 10.10 hereof. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Issuer Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees shall be subject to the provisions of this Section 8.1. Nothing in this Trust Agreement shall be construed to release an Administrative Trustee from liability for his or her own negligent action, his or her own negligent failure to act, or his or her own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this

Trust Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Issuer Trustees.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Issuer Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                  (c) The Property Trustee, before the occurrence of any Trust Event of Default and after the curing of all Trust Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10), and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If a Trust Event of Default has occurred and is continuing, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) prior to the occurrence of any Trust Event of Default and after the curing or waiving of all such Trust Events of Default that may have occurred:

                                    (A) the duties and obligations of the
                           Property Trustee shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10); and

                                    (B) in the absence of bad faith on the part
                           of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust

                           Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement.

                           (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                           (iv) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                           (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

                           (vi)     the Property Trustee shall not be
                  responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee or the Depositor; and

                           (vii) No provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) The Administrative Trustees shall not be responsible for monitoring the compliance by the other Issuer Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall either Administrative Trustee be liable for the default or misconduct of any other Administrative Trustee, the other Issuer Trustees or the Depositor.

         SECTION 8.2       Certain Notices.

                  Within five calendar days after the occurrence of any Trust Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Trust Event of Default to the Holders, the Administrative Trustees and the Depositor, unless such Trust Event of Default shall have been cured or waived.

                  Within five calendar days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Administrative Trustees shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders, unless such exercise shall have been revoked.

                  The Property Trustee shall not be deemed to have knowledge of any Trust Event of Default unless the Property Trustee shall have received written notice or a Responsible Officer of the Property Trustee charged with the administration of this Trust Agreement shall have obtained actual knowledge of such Trust Event of Default.

         SECTION 8.3       Certain Rights of Property Trustee.

                  Subject to the provisions of Section 8.1:

                  (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of the Capital Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting the Depositor's opinion as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c) any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (d) any direction or act of an Administrative Trustee contemplated by this Trust Agreement shall be sufficiently evidenced by a certificate executed by such Administrative Trustee and setting forth such direction or act;

                  (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

                  (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; provided that, nothing contained in this Section 8.3(g) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

                  (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or misconduct with respect to selection of any agent or attorney appointed by it hereunder;

                  (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                  (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

                  No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Issuer Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee shall be construed to be a duty.

         SECTION 8.4       Not Responsible for Recitals or Issuance of
Securities.

                  The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Issuer Trust and the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

                  The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless an officer of the Property Trustee assigned to its Corporate Trust Administration department shall have received written notice from the Depositor, any Holder or any other Issuer Trustee that such funds are not legally available.

         SECTION 8.5       May Hold Securities.

                  Any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Issuer Trust with the same rights it would have if it were not an Issuer Trustee or such other agent.

         SECTION 8.6       Compensation; Indemnity; Fees.

                  The Depositor agrees:

                  (a) to pay to the Issuer Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be agreed by the Depositor and the Issuer Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Issuer Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence, bad faith or willful misconduct; and

                  (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) any Affiliate of any Issuer Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (iv) any employee or agent of the Issuer Trust (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense, action, suit or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Issuer Trust or any act or omission performed or omitted by such Indemnified Person on behalf of the Issuer Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence, bad faith or willful misconduct with respect to such acts or omissions.

                  The provisions of this Section 8.6 shall survive the termination of this Trust Agreement and the removal or resignation of any Issuer Trustee.

                  No Issuer Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.6.

         SECTION 8.7 Corporate Property Trustee Required; Eligibility of Issuer Trustees.

                  (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

                  (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware, or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

         SECTION 8.8       Conflicting Interests.

                  (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

                  (b) The Guarantee Agreement and the Indenture shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         SECTION 8.9       Co-Trustees and Separate Trustee.

                  Unless a Trust Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holders of Common Securities and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity. In case a Trust Event of Default shall have occurred and be continuing, the Property Trustee alone shall have the power to make such appointment.

                  Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (a) The Trust Securities shall be executed by one or more Administrative Trustees, and the Trust Securities shall be delivered by the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder shall be exercised solely by the Property Trustee and not by such co-trustee or separate trustee.

                  (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                  (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                  (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 8.10      Resignation and Removal; Appointment of Successor.

                  No resignation or removal of any Issuer Trustee (the "Relevant Trustee") and no appointment of a successor Issuer Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of Section 8.11.

                  Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders. If the instrument of acceptance by the successor Trustee required by Section
8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  Unless a Debenture Default shall have occurred and be continuing, any Issuer Trustee may be removed at any time by Act of the Holders of Common Securities. The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) for cause or if a Debenture Default shall have occurred and be continuing. An Administrative Trustee may be removed by the Holders of Common Securities at any time. In no event will the Holders of the Capital Securities have a right to vote to appoint, remove or replace the Administrative Trustees.

                  If any Issuer Trustee shall resign, be removed or become incapable of acting as Issuer Trustee, or if a vacancy shall occur in the office of any Issuer Trustee for any reason, at a time when no Debenture Default shall have occurred and be continuing, the Holders of Common Securities, by Act of the Holders of Common Securities, shall promptly appoint a successor Issuer Trustee or Issuer Trustees, and the retiring Issuer Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Default shall have occurred and be continuing, the Holders of Capital Securities, by Act of the Holders of a Majority in Liquidation Amount of the Capital Securities then Outstanding, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture Default shall have occurred and be continuing, the Holders of Common Securities by Act of the Holders of Common Securities shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holders of Common Securities or the Holders of Capital Securities and accepted appointment in the manner required by Section 8.11, any Holder who has been a Holder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  The Property Trustee shall give notice of each resignation and each removal of an Issuer Trustee and each appointment of a successor Issuer Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.7).

         SECTION 8.11      Acceptance of Appointment by Successor.

                  In case of the appointment hereunder of a successor Issuer Trustee such successor Issuer Trustee so appointed shall execute, acknowledge and deliver to the Issuer Trust and to the retiring Issuer Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Issuer Trustee shall become effective and such successor Issuer Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Issuer Trustee; but, on the request of the Depositor or the successor Issuer Trustee, such retiring Issuer Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Issuer Trustee all the rights, powers and trusts of the retiring Issuer Trustee and if the Property Trustee is the resigning Issuer Trustee shall duly assign, transfer and deliver to the successor Issuer Trustee all property and money held by such retiring Property Trustee hereunder. Notwithstanding the foregoing, any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the state of Delaware.

                  In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Issuer Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees as co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Issuer Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

                  Upon request of any such successor Relevant Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION 8.12      Merger, Conversion, Consolidation or Succession to
Business.

                  Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person, succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.13 Preferential Collection of Claims Against Depositor or Issuer Trust.

                  If and when the Property Trustee shall be or become a creditor of the Depositor or the Issuer Trust (or any other obligor upon the Capital Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor, the Guarantor or the Issuer Trust (or any such other obligor).

         SECTION 8.14      Property Trustee May File Proofs of Claim.

                  In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

                  Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.15      Reports by Property Trustee.

                  (a) Not later than February 28 of each year (commencing in 2005), the Property Trustee shall transmit to all Holders in accordance with
Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 with respect to:

                           (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                           (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

                           (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

                  (b) In addition the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Commission and with the Depositor.

         SECTION 8.16      Reports to the Property Trustee.

                  Each of the Depositor, the Guarantor and the Administrative Trustees shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Depositor, the Guarantor and the Administrative Trustees shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all of the terms and covenants applicable to such Person hereunder.

         SECTION 8.17      Evidence of Compliance with Conditions Precedent.

                  Each of the Depositor, the Guarantor and the Administrative Trustees shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         SECTION 8.18      Number of Issuer Trustees.

                  (a) The number of Issuer Trustees initially shall be six, provided that the Property Trustee and the Delaware Trustee may be the same Person, in which case the number of Issuer Trustees may be less than six.

                  (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

                  (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to annul, dissolve or terminate the Issuer Trust.

         SECTION 8.19      Delegation of Power.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

         SECTION 8.20      Appointment of Administrative Trustees.

                  (a)      The Administrative Trustees shall initially be Jorge
A. Junquera, an individual, and Richard Barrios, an individual, and their successors shall be appointed by the Holders of a Majority in Liquidation Amount of the Common Securities and may resign or be removed by the Holders of a Majority in Liquidation Amount of the Common Securities at any time. Upon any resignation or removal, the Depositor shall promptly appoint a successor Administrative Trustee. Each Administrative Trustee shall sign an agreement agreeing to comply with the terms of this Trust Agreement. If at any time there is no Administrative Trustee, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

                  (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.20, the Administrative Trustees in office, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                  (c) Notwithstanding the foregoing or any other provision of this Trust Agreement, if any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the acts of the remaining Administrative Trustee, if there were at least two of them prior to such vacancy, and by the Depositor, if there were not two such Administrative Trustees immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.7).

         SECTION 8.21      Outside Business.

                  The Depositor and any Issuer Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Capital Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Issuer Trustee, shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Depositor or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

         SECTION 9.1       Termination Upon Expiration Date.

                  Unless earlier terminated, the Issuer Trust shall automatically terminate on _____, 2039 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

         SECTION 9.2       Early Termination.

                  The first to occur of any of the following events is an "Early Termination Event":

                  (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor or the Guarantor;

                  (b) the written direction to the Property Trustee from all of the Holders of the Common Securities, as well as the delivery of an Opinion of Counsel that Holders of Capital Securities will not recognize income or loss for United States Federal income tax purposes as a result, at any time to terminate the Issuer Trust and to distribute the Debentures to Holders in exchange for the Capital Securities (which direction is optional and wholly within the discretion of the Holders of the Common Securities);

                  (c) the redemption of all of the Capital Securities in connection with the contemporaneous redemption or maturity of all the Debentures; and

                  (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

         SECTION 9.3       Termination.

                  The respective obligations and responsibilities of the Issuer Trustees and the Issuer Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Issuer Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2; (b) the payment of any expenses owed by the Issuer Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Issuer Trust or the Holders.

         SECTION 9.4       Liquidation.

                  (a)      If an Early Termination Event specified in clause
(a), (b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be liquidated by the Issuer Trustees as expeditiously as the Issuer Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to each Holder a Like Amount of Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All such notices of liquidation shall:

                           (i)      state the Liquidation Date;

                           (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                           (iii) provide such information with respect to the procedures by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as Administrative Trustees or the Property Trustee shall deem appropriate.

                  (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Debentures to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

                  (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such Certificates to the exchange agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Debentures upon surrender of Trust Securities Certificates.

                  (d)      If, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, or if an Early Termination Event specified in Section 9.2(c) has occurred and the entire Redemption Price properly paid, the Trust Property shall be liquidated, and the Issuer Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Issuer Trust, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities as provided in
Section 4.3.

         SECTION 9.5 Mergers, Consolidations, Amalgamations or Replacements of Issuer Trust.

                  The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to this Section 9.5. At the request of the Holders of the Common Securities, with the consent of the Administrative Trustees (the consent of the Property Trustee, the Delaware Trustee and the Holders of the Capital Securities not being required), the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of the United States, any State or the District of Columbia; provided that if the Issuer Trust is not the surviving entity (i) such successor entity either
(a) expressly assumes all of the obligations of the Issuer Trust with respect to the Capital Securities, or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities have the same priority as the Capital Securities with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the rating of the Capital Securities (including any Successor Securities) to be downgraded or withdrawn by any nationally recognized statistical rating organization which assigns ratings to the Capital Securities, (iv) the Successor Securities are listed, or any Successor Securities will be listed upon notice of issuance, on the national securities exchange, the Nasdaq National Market or on such other exchange, interdealer quotation system or self regulatory organization as the Capital Securities are then listed, if any (it being understood that the Depositor has no current intention of listing the Capital Securities on any national stock exchange, the Nasdaq National Market or on any other exchange, interdealer quotation system or self-regulatory organization), (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect,
(vi) after giving effect to the transaction, no Debenture Default and no event which, after the giving of notice or the lapse of time, or both, would become a Debenture Default, has occurred and is continuing under the Indenture, (vii) such successor entity has a purpose substantially identical to that of the Issuer Trust, (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an opinion from independent counsel to the Issuer Trust to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, (b) the Issuer Trust continues to be, and the successor entity shall be, a grantor trust for United States Federal income tax purposes and (c) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act, and (ix) the Depositor or its permitted successor or permitted transferee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of Holders of all of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes or the Issuer Trust to be required to be registered as an "investment company" under the Investment Company Act.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1      Limitation of Rights of Holders.

                  Except as set forth in Section 9.2, the death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 10.2      Amendment.

                  (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Administrative Trustees, the Guarantor and the Holders of all of the Common Securities, without the consent of any Holder of the Capital Securities, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes at all times that any Trust Securities are Outstanding or to ensure that the Issuer Trust will not be required to register as an "investment company" under the Investment Company Act, provided, however, that in the case of either clause (i) or clause (ii) such action shall not adversely affect in any material respect the interests of any Holder, and any such amendment of this Trust Agreement shall become effective when notice thereof is given to the Holders.

                  (b) Except as provided in Section 10.2(c), any provision of this Trust Agreement may be amended by the Issuer Trustees, the Guarantor and the Holders of all of the Common Securities and with (i) the consent of Holders of a Majority in Liquidation Amount of the Trust Securities, and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not cause the Issuer Trust to be taxable as a corporation or as other than a grantor trust for United States Federal income tax purposes or affect the Issuer Trust's exemption from status as an "investment company" under the Investment Company Act.

                  (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities, (ii) change the Redemption Date, Redemption Price, the Liquidation Distribution or events that would cause a redemption of Trust Securities or liquidation, dissolution or termination of the Issuer Trust or (iii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after its due date, including the right to bring a Direct Action; and notwithstanding any other provision herein, without the unanimous consent of the Holders (such consent being obtained in accordance with Section 6.3 or 6.6), this Section 10.2(c) may not be amended.

                  (d) Notwithstanding any other provisions of this Trust Agreement, no Issuer Trustee shall enter into or consent to any amendment to this Trust Agreement that would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or to be taxable as a corporation or to be classified as other than a grantor trust for United States Federal income tax purposes.

                  (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, the Guarantor and the Administrative Trustees, this Trust Agreement may not be amended in a manner that imposes any additional obligation on the Depositor, the Guarantor or the Administrative Trustees.

                  (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees or the Property Trustee shall promptly provide to the Depositor and the Guarantor a copy of such amendment.

                  (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement that affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

         SECTION 10.3      Separability.

                  In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.4      Governing Law.

                  THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE GUARANTOR AND THE ISSUER TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND WHOLLY TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         SECTION 10.5      Payments Due on Non-Business Day.

                  If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

         SECTION 10.6      Successors.

                  This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Guarantor, the Issuer Trust and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article Eight of the

Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         SECTION 10.7      Headings.

                  The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 10.8      Reports, Notices and Demands.

                  Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder, the Depositor or the Guarantor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Capital Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, the Depositor or the Guarantor, to Popular North America, Inc., 209 Munoz Rivera Avenue, San Juan, Puerto Rico 00918,
Attention: Secretary, facsimile no.: _________, or to such other address as may be specified in a written notice by the Holder of the Common Securities or the Depositor, as the case may be, to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

                  Any notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Issuer Trust shall be given in writing addressed to such Person as follows: (a) with respect to the Property Trustee to J.P. Morgan Trust Company, National Association, 227 W. Monroe, Suite 2600, Chicago, Illinois 60606, Attention: George Reaves; (b) with respect to the Delaware Trustee, to Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, 3rd Floor/OPS4 Newark, New Castle County, Delaware 19713, Attention: [John Cashin];
(c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of Popular North America Capital Trust I"; and (d) with respect to the Issuer Trust, to its principal office specified in Section 2.1, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Issuer Trust, the Property Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee or such Administrative Trustee.

         SECTION 10.9      Agreement Not to Petition.

                  Each of the Issuer Trustees, the Depositor and the Guarantor agrees for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under Bankruptcy Laws or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. If any action is taken in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor and the Guarantor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition against the Issuer Trust or the commencement of such action and raise the defense that the Depositor and the Guarantor have agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustees or the Issuer Trust may assert.

         SECTION 10.10     Trust Indenture Act; Conflict with Trust Indenture
Act.

                  (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Issuer Trustee that is a trustee for the purposes of the Trust Indenture Act.

                  (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provisions shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

                  (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

         SECTION 10.11 Acceptance of Terms of Trust Agreement, Guarantee Agreement and Indenture.

                  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Trust Agreement.

                        POPULAR NORTH AMERICA, INC.,
                               as Depositor


                        By:
                               ---------------------------------------------
                               Name:
                               Title:


                        POPULAR, INC.,
                               as Guarantor

                        By:
                               ---------------------------------------------
                               Name:
                               Title:


                        J.P. MORGAN TRUST COMPANY,
                        NATIONAL ASSOCIATION,
                               as Property Trustee

                        By:
                               ---------------------------------------------
                               Name:
                               Title:

                        CHASE MANHATTAN BANK USA,
                        NATIONAL ASSOCIATION,
                               as Delaware Trustee

                        By:
                               ---------------------------------------------
                               Name:
                               Title:


                        ----------------------------------------------------
                        Name:  Jorge A. Junquera, an individual,
                               as Administrative Trustee

                        ----------------------------------------------------
                        Name:  Richard Barrios, an individual,
                               as Administrative Trustee

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                      POPULAR NORTH AMERICA CAPITAL TRUST I

         THIS Certificate of Trust of Popular North America Capital Trust I (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.
Section 3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is Popular North America Capital Trust I.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, 3rd Floor/OPS4, Newark, Delaware 19713.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned have duly executed this Certificate in accordance with Section 3811(a) of the Act.

                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Trustee

                                 By:
                                    -------------------------------------------
                                 Name:
                                 Title:


                                 -----------------------------------, as Trustee
                                 Name:


                                 -----------------------------------, as Trustee
                                 Name:

                                                                       EXHIBIT B

                      [FORM OF LETTER OF REPRESENTATIONS]
                               [To come - SABW.]

                                                                       EXHIBIT C

                     [FORM OF COMMON SECURITIES CERTIFICATE]

             TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE DEPOSITOR OR
           AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE
              LAW AND SECTION 5.11 OF THE TRUST AGREEMENT AND ONLY
                  IN CONNECTION WITH A SIMULTANEOUS DELEGATION
                     AND ASSIGNMENT OF THE EXPENSE AGREEMENT
                               REFERRED TO THEREIN

Certificate Number                                 Number of Common Securities
         CI-

                    Certificate Evidencing Common Securities

                                       of

                      Popular North America Capital Trust I

                            _____% Common Securities
                 (liquidation amount $1,000 per Common Security)

         Popular North America Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that
[NAME OF HOLDER] (the "Holder") is the registered owner of     Common Securities
of the Issuer Trust representing common undivided beneficial interests in the assets of the Issuer Trust and designated the _____% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). To the fullest extent permitted by applicable law and except in accordance with
Section 5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of _____, 2004, as the same may be amended from time to time (the "Trust Agreement"), among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein, including the designation of the terms of the Common Securities as set forth therein. The Issuer Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Issuer Trust has executed this certificate this _____ day of _____, _____.

                                 POPULAR NORTH AMERICA CAPITAL TRUST I


                                 By: -----------------------------_
                                     Name:
                                     Administrative Trustee

                                                                       EXHIBIT D


                           [FORM OF EXPENSE AGREEMENT]

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

     AGREEMENT AS TO EXPENSES AND LIABILITIES, dated as of September __, 2004, among Popular North America, Inc., a Delaware corporation (the "Corporation"), Popular, Inc., a Puerto Rico corporation (the "Guarantor") and Popular North America Capital Trust I, a Delaware statutory trust (the "Issuer Trust").

     WHEREAS, the Issuer Trust intends to issue its Common Securities (the "Common Securities") to and acquire ____% Junior Subordinated Debentures of the Corporation (the "Debentures") from the Corporation and to issue and sell ____% Capital Securities (the "Capital Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Issuer Trust, dated as of September __, 2004 among the Corporation, as Depositor, Popular, Inc., as Guarantor, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein, as the same may be amended from time to time (the "Trust Agreement");

     WHEREAS, the Corporation will own all of the Common Securities of the Trust;

     WHEREAS, terms used but not defined herein have the meanings set forth in the Trust Agreement;

     NOW, THEREFORE, for good and valid consideration, the receipt and sufficiency of which are hereby acknowledged:

                                    ARTICLE I

     Section 1.1. Guarantee by the Corporation and the Guarantor. Subject to the terms and conditions hereof, the Corporation and the Guarantor hereby jointly and severally irrevocably and unconditionally guarantee to each person or entity to whom the Issuer Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means (i) all debts and other obligations of the Issuer Trust, other than obligations of the Issuer Trust to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities, (ii) all costs and expenses of the Issuer Trust, including without limitation costs and expenses relating to the organization of the Issuer Trust, the fees and expenses of the Trustees (as defined in the Trust Agreement) and the costs and expenses relating to the operation of the Issuer Trust, and (iii) any and all taxes and costs and expenses with respect thereto to which the Issuer Trust might become subject, in each case, including without limitation, any such costs, expenses or liabilities of the Issuer Trust that are required by applicable law to be satisfied in connection with the termination of the Issuer Trust. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

     Section 1.2. Subordination of Guarantee. The guarantee and other liabilities and obligations of the Corporation and the Guarantor under this Agreement shall constitute joint and several unsecured obligations of the Corporation and the Guarantor, respectively, and shall rank subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) of the Corporation and the Guarantor, as the case may be, to the extent and in the manner set forth in the Indenture with respect to the Debentures, and the provisions of Article XII of the Indenture will apply, mutatis mutandis, to the obligations of the Corporation and the Guarantor hereunder. The obligations of the Corporation and the Guarantor hereunder do not constitute Senior Debt (as defined in the Indenture) of the Corporation or the Guarantor.

     Section 1.3. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the dissolution of the Issuer Trust, provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Capital Securities or any Beneficiary is required to repay any sums paid under the Capital Securities, under any Obligation, under the Guarantee Agreement dated the date hereof among the Depositor, the Guarantor and J.P. Morgan Trust Company, National Association, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

     Section 1.4. Waiver of Notice. The Corporation and the Guarantor hereby waive notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Corporation and the Guarantor hereby waive presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 1.5. No Impairment. The obligations, covenants, agreements and duties of the Corporation and the Guarantor under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the extension of time for the payment by the Issuer Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

     (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Issuer Trust granting indulgence or extension of any kind; or

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer Trust or any of the assets of the Issuer Trust (other than the liquidation of the Issuer Trust in accordance with the terms thereof).

     There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Corporation or the Guarantor with respect to the happening of any of the foregoing.

     Section 1.6. Enforcement. A Beneficiary may enforce this Agreement directly against the Corporation or the Guarantor and each of the Corporation and the Guarantor waives any right or remedy to require that any action be brought against the Issuer Trust or any other person or entity before proceeding against the Corporation or the Guarantor.

     Section 1.7. Subrogation. Each of the Corporation and the Guarantor shall be subrogated to all rights (if any) of the Issuer Trust in respect of any amounts paid to the Beneficiaries by the Corporation or the Guarantor, respectively, under this Agreement; provided, however, that each of the Corporation and the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

     Section 2.1. Assignment. This Agreement may not be assigned by any party hereto without the consent of the others, and any purported assignment without such consent shall be void;

     Section 2.2. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of each of the Corporation and the Guarantor and shall inure to the benefit of the Beneficiaries.

     Section 2.3. Amendment. So long as there remains any Beneficiary or any Capital Securities are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Capital Securities without the consent of such Beneficiary or the holders of the Capital Securities, as the case may be.

     Section 2.4. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

         If given to the Issuer Trust:

                  Popular North America Capital Trust I
                  c/o Popular North America, Inc.
                  209 Munoz Rivera Avenue
                  San Juan, Puerto Rico 00918
                  Facsimile No.: ________
                  Attention: Secretary

         With a copy to:

                  Popular North America, Inc.
                  209 Munoz Rivera Avenue
                  San Juan, Puerto Rico 00918
                  Facsimile No.: ________
                  Attention: Secretary

     Section 2.5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND WHOLLY TO BE PERFORMED IN SUCH STATE.

     THIS AGREEMENT is executed as of the day and year first above written.

                           POPULAR NORTH AMERICA, INC.

                           By:
                               ---------------------------------------------
                               Name:
                               Title:


                           POPULAR, INC.

                           By:
                               ---------------------------------------------
                               Name:
                               Title:


                           POPULAR NORTH AMERICA CAPITAL TRUST I

                           By:
                               ---------------------------------------------
                               Name:
                               Administrative Trustee

                                                                       EXHIBIT E


                    [FORM OF CAPITAL SECURITIES CERTIFICATE]

         [IF THE CAPITAL SECURITIES CERTIFICATE IS TO BE EVIDENCED BY A BOOK-ENTRY CAPITAL SECURITIES CERTIFICATE, INSERT -- This Capital Securities Certificate is a Book-Entry Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of a Clearing Agency or a nominee of a Clearing Agency. This Capital Securities Certificate is exchangeable for Capital Securities Certificates registered in the name of a person other than the Clearing Agency or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency, except in the limited circumstances described in the Trust Agreement.

         Unless this Capital Security Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Popular North America Capital Trust I or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

CERTIFICATE NUMBER                                NUMBER OF CAPITAL SECURITIES
         CAI-

                             CUSIP NO. _____________

                    CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                      POPULAR NORTH AMERICA CAPITAL TRUST I

                            _____% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

         Popular North America Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that ___________________ (the "Holder") is the registered owner of _________________
(___) Capital Securities of the Issuer Trust representing preferred undivided beneficial interests in the assets of the Issuer Trust and designated the Popular North America Capital Trust I _____% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of _____, 2004, as the same may be amended from time to time (the "Trust Agreement"), among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein, including the designation of the terms of the Capital Securities as set forth therein. Reference is also made to the Junior Subordinated Indenture, dated as of _____, 2004 (the "Indenture"), between Popular, Inc., a Puerto Rico corporation, Popular North America, Inc., a Delaware corporation, and J.P. Morgan Trust Company, National Association. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Popular North America, Inc., Popular, Inc., and J.P. Morgan Trust Company, National Association, as guarantee trustee, dated as of _____, 2004 (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement, the Indenture and the Guarantee Agreement without charge upon written request to the Issuer Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Issuer Trust has executed this certificate this _____ day of _____, ____.

                                           POPULAR NORTH AMERICA CAPITAL TRUST I


                                           By:
                                              ---------------------------------
                                              Name:
                                              Administrative Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

-------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints_______________________________________________________
agent to transfer this Capital Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.
Date:  ________________

Signature:
          ---------------------------------------------------------------------
                 (Sign exactly as your name appears on the other side of this

Capital Security Certificate) The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.